UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 20, 2004

Date of Report (Date of earliest event reported)

Commission File Number 0-1088

KELLY SERVICES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	38-1510762
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN	48084
(Address of principal executive offices)	(Zip Code)

(248) 362-4444

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated April 20, 2004.

Item 12.	Results of Operations and Financial Condition

Kelly Services, Inc. today released financial information containing highlighted financial data for the three months ended March 28, 2004. A copy of the press release is attached as exhibit 99.1 herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: April 20, 2004

/s/ William K. Gerber
William K. Gerber

Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 20, 2004